Flat Rock Core Income Fund

Consolidated Schedule of Investments

September 30, 2023 (Unaudited)

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 68.66%
24 Seven Holdco, LLC(a)(b)(c)	1M US SOFR + 6.00% (1.00% Floor)	11/16/2027	$4,313,362	$4,249,093
Accordion Partners(a)(b)(c)	3M US SOFR + 6.25% (0.75% Floor)	08/31/2029	4,150,372	4,099,322
Accordion Partners - Delayed Draw(a)(b)(c)(d)	3M US SOFR + 6.25% (0.75% Floor)	08/31/2024	398,090	393,193
AIS HoldCo, LLC(a)(b)(c)	3M US SOFR + 5.00%	08/15/2025	3,325,000	3,325,000
ALM Media, LLC(a)(b)(c)	1M US SOFR + 6.00% (1.00% Floor)	11/25/2024	4,062,500	4,001,563
Bounteous Inc.(a)(b)(c)	1M US SOFR + 5.00% (1.00% Floor)	11/05/2027	1,637,500	1,637,500
Bounteous Inc. Delayed Draw(a)(b)(c)(d)	1M US SOFR + 5.00% (1.00% Floor)	02/03/24	3,333,333	3,333,333
Broder Bros Co.(a)(b)(c)	3M US SOFR + 6.00% (1.00% Floor)	12/04/2025	5,508,190	5,485,056
Congruex Group LLC(a)(b)(c)	SOFR + 5.75% (0.75% Floor)	05/03/2029	6,917,450	6,909,149
Crane Engineering Sales(a)(b)(c)	3M US SOFR + 5.50% (1.00% Floor)	08/25/2029	6,000,000	5,880,000
Diversified Risk Holdings(a)(b)(c)	3M US SOFR + 6.25% (1.00% Floor)	04/30/2026	7,111,733	6,969,499
Diversified Risk Holdings Revolver(a)(b)(c)(d)	3M US SOFR + 6.25% (1.00% Floor)	04/30/2026	296,296	292,113
ETC Group(a)(b)(c)	1M US SOFR + 6.00% (0.50% Floor)	10/06/2029	2,042,016	1,980,755
Galactic Litigation Partners(a)(j)	13.00%	06/21/2024	9,477,080	9,343,263
Garmat USA LLC Term Loan(a)(b)(c)	1M US SOFR + 5.00% (1.00% Floor)	06/19/2025	4,903,272	4,843,942
George Intermediate Holdings, Inc.(a)(b)(c)	1M US SOFR + 6.50% (1.00% Floor)	08/15/2027	7,960,000	7,841,396
Inmar Intelligence(a)(b)(c)	3M SOFR + 5.50% (0.50% Floor)	05/01/2026	3,990,000	3,951,776

	Rate	Maturity	Principal Amount	Value
Isagenix International LLC(a)(b)(c)	3M US SOFR + 5.50% (1.00% Floor)	04/14/2028	$1,172,262	$440,771
MAG Aerospace(a)(b)(c)	1M US SOFR + 5.50% (1.00% Floor)	04/01/2027	3,656,826	3,473,985
Magnate Worldwide LLC(a)(b)(c)	3M SOFR + 5.50% (0.75% Floor)	12/30/2028	3,805,366	3,699,957
Mills Fleet Farms(a)(b)(c)	3M US SOFR + 6.50% (1.00% Floor)	10/24/2024	4,490,699	4,448,936
North Pole US LLC(a)(b)(c)(i)	3M US L + 7.00%	03/03/2025	1,750,000	161,875
Oak Point Partners Term Loan(a)(b)(c)	1M US SOFR + 5.25% (1.00% Floor)	12/01/2027	4,827,754	4,713,819
Perennial Services Group, LLC – Delayed Draw (a)(b)(c)(d)	1M SOFR + 6.00% (1.00% Floor)	03/08/2025	2,051,887	2,026,238
Perennial Services Group (a)(b)(c)	1M SOFR + 6.00% (1.00% Floor)	09/08/2029	2,948,113	2,874,410
Potpourri Group, Inc.(a)(b)(c)	1M US SOFR + 8.25% (1.50% Floor)	07/03/2024	5,622,885	5,622,885
Profile Products LLC, Term Loan(a)(b)(c)	1M US SOFR + 5.50% (0.75% Floor)	11/12/2027	2,970,202	2,895,650
S&P Engineering Solutions(a)(b)(c)(j)	3M SOFR + 7.00% (1.00% Floor)	05/02/2030	5,000,000	4,894,500
Savers, Inc.(a)(b)(c)	SOFR + 5.50% (0.75% Floor)	04/26/2028	1,968,974	1,972,912
Solaray LLC(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	12/15/2023	1,675,679	1,674,841
Solaray, LLC Inc.(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	12/15/2023	1,771,504	1,770,619
Solaray, LLC Term Loan 1L(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	12/15/2023	1,469,975	1,469,241
Spencer Gifts LLC(a)(b)(c)	1M US SOFR + 6.00%	06/19/2026	4,928,327	4,884,169
Thryv, Inc.(a)(b)(c)	1M US SOFR + 8.50% (1.00% Floor)	03/01/2026	4,037,318	4,038,569
Watchguard Technologies, Inc.(a)(b)(c)	1M US SOFR + 5.25% (0.75% Floor)	06/30/2029	4,964,962	4,682,605
Watterson(a)(b)(c)(j)	3M US SOFR + 6.00% (1.00% Floor)	12/17/2026	4,145,898	4,110,658
Watterson Term Loan-Delayed Draw(a)(b)(c)(d)(j)	3M US SOFR + 6.00% (1.00% Floor)	12/17/2023	469,853	465,859
Xanitos, Inc. Term Loan(a)(b)(c)(j)	3M US SOFR + 6.50% (1.00% Floor)	06/25/2026	3,523,045	3,476,189
Zavation Medical Products, LLC TL(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	06/30/2028	2,992,500	2,964,371

TOTAL FIRST LIEN SENIOR SECURED DEBT				$141,299,012
(Cost $143,368,513)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY- 9.44%(f)
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes(a)(g)	19.81%(e)	07/20/2033	$6,300,000	$5,901,106
BlackRock Elbert CLO V LLC, Subordinated Notes(a)	17.09%(e)	06/15/2034	2,000,000	1,780,128
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes(a)(g)	14.22%(e)	10/15/2034	10,191,083	4,618,581
Churchill Middle Market CLO III, Ltd., Subordinated Notes(a)(g)	13.01%(e)	10/24/2033	5,000,000	3,629,189
TCP Whitney CLO, Ltd., Class SUB2(a)(g)	15.78%(e)	08/20/2033	5,000,000	3,502,985

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY				$19,431,989
(Cost $21,292,183)

COLLATERALIZED LOAN OBLIGATIONS DEBT- 32.49%
ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(g)	3M US SOFR + 8.99%	07/20/2033	5,000,000	4,986,817
ABPCI Direct Lending Fund CLO II LLC, Class ER(a)(b)(g)	3M US SOFR + 7.86%	04/20/2032	3,750,000	3,578,520
ABPCI Direct Lending Fund CLO XI LP, Class E(a)(b)(g)	3M US SOFR + 9.70%	10/27/2034	3,000,000	2,982,759
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	3M US SOFR + 9.53%	01/23/2032	4,000,000	3,999,569
Deerpath Capital CLO 2020-1, Ltd., Class DR(a)(b)(g)	3M US SOFR + 6.39%	04/17/2034	4,125,000	4,070,300
Great Lakes CLO 2014-1, Ltd., Class FR(a)(b)(g)	3M US SOFR + 10.26%	10/15/2029	3,000,000	2,842,183
MCF CLO IV LLC, Class ERR(a)(b)(g)	3M US SOFR + 8.91%	10/20/2033	5,000,000	4,834,850
MCF CLO VII LLC, Class ER(a)(b)(g)	3M US SOFR + 9.41%	07/20/2033	5,000,000	4,931,967

	Rate	Maturity	Principal Amount	Value
Monroe Capital MML CLO VIII, Ltd., Class ER(a)(b)(g)	3M US SOFR + 8.62%	11/22/2033	$6,250,000	$5,822,884
Monroe Capital MML CLO 2017-1, Ltd., Class E(a)(b)(g)	3M US SOFR + 7.61%	04/22/2029	2,000,000	1,948,291
Monroe Capital MML CLO IX, Ltd., Class E(a)(b)(g)	3M US SOFR + 8.96%	10/22/2031	1,625,000	1,598,966
Monroe Capital MML CLO VII, Ltd., Class E(a)(b)(g)	3M US SOFR + 7.51%	11/22/2030	1,760,000	1,688,962
Monroe Capital MML CLO XI, Ltd., Class E(a)(b)(g)	3M US SOFR + 8.80%	05/20/2033	5,000,000	4,745,227
Monroe Capital MML CLO XIV LLC, Class E(a)(b)(g)	3M US SOFR + 10.02%	10/24/2034	3,000,000	2,999,475
Mount Logan Funding 2018-1 LP, Class ER(a)(b)(g)	3M US SOFR + 8.72%	01/22/2033	6,500,000	6,161,910
PennantPark CLO VII LLC, Class D(a)(b)(g)	3M US SOFR + 7.00%	07/20/2035	3,000,000	3,014,327
TCP Whitney CLO LLC, Class DR(a)(b)(g)	3M US SOFR + 4.11%	08/20/2033	1,897,000	1,780,626
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(g)	3M US SOFR + 9.23%	04/15/2033	5,000,000	4,866,302

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT				$66,853,935
(Cost $66,343,159)

	Shares	Value
COMMON STOCKS - 0.00%
Isagenix International, LLC(h)	85,665	$0

TOTAL COMMON STOCKS
(Cost $–)		$0

PRIVATE FUND INVESTMENTS - 20.44%
BCP GREAT LAKES FUND LP II	14,456,969	14,133,957
Hercules Private Global Venture Growth Fund I LP	13,000,056	13,131,292
Triplepoint Private Venture Credit Inc.	1,132,627	$14,803,429

TOTAL PRIVATE FUND INVESTMENTS
(Cost $44,650,119)		$42,068,678

		Shares	Value
SHORT TERM INVESTMENTS - 0.20%
Money Market Fund - 0.20%
First American Government Obligations Fund	(7 Day Yield 5.26%)	419,727	$419,727

TOTAL SHORT TERM INVESTMENTS
(Cost $419,727)			$419,727

TOTAL INVESTMENTS - 131.24%
(Cost $276,073,701)			$270,073,341
LIABILITIES IN EXCESS OF OTHER ASSETS - (31.24)%			(64,286,878)
NET ASSETS - 100.00%			$205,786,463

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(c)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the “Credit Facility”). At September 30, 2023, the value of securities pledged amounted to $131,955,749, which represents approximately 64.12% of net assets.
(d)	Investment has been committed to but has not been funded by the Fund as of September 30, 2023. See Note 4 for total unfunded investment commitments.
(e)	Estimated yield.
(f)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $19,431,989, which represents 9.44% of net assets as of September 30, 2023.
(g)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $80,506,227, which represents 39.12% of net assets as of September 30, 2023.
(h)	Non-income producing security.
(i)	Security is currently in default.
(j)	Investment was acquired via participation agreement.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%
3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%
6M US L - 6 Month LIBOR as of September 30, 2023 was 5.90%
1M US SOFR - 1 Month SOFR as of September 30, 2023 was 5.32%
3M US SOFR - 3 Month SOFR as of September 30, 2023 was 5.40%

See Notes to Consolidated Schedule of Investments.

Flat Rock Core Income Fund

Notes to Quarterly Consolidated Schedule of Investments

September 30, 2023 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

FRC Funding I, LLC, a wholly owned subsidiary, is consolidated in the Fund’s Schedule of Investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board, as described throughout these policies and procedures. The Adviser is not considered a valuation designee for purposes of the Valuation Rule.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates – all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans (“Loan Facilities”). When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as Loan Facilities, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by us in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases we will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. We will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of our investments. We expect to evaluate the impact of such additional information and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as September 30, 2023:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$141,299,012	$141,299,012
Collateralized Loan Obligations Equity	–	–	19,431,989	19,431,989
Collateralized Loan Obligations Debt	–	–	66,853,935	66,853,935
Private Fund	–	–	–	42,068,678
Short Term Investments	419,727	–	–	419,727
Total	$419,727	$–	$227,584,936	$270,073,341

The Fund held private fund investments with a fair value of $42,068,678 that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of September 30, 2023.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the period ended September 30, 2023:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2022	$135,400,593	20,510,156	$54,336,339	$210,247,088
Accrued discount/ premium	232,334	349,381	545,099	1,126,814
Realized Gain/(Loss)	(576,679)	-	-	(576,679)
Change in Unrealized Appreciation/(Depreciation)	2,387,020	(1,427,549)	3,217,951	4,177,422
Purchases	32,972,205	-	10,473,347	43,445,552
Sales Proceeds	(29,116,461)	1	(1,718,801)	(30,835,261)
Transfer into Level 3	-	-	-	-
Transfer out of Level 3	-	-	-	-
Balance as of September 30, 2023	$141,299,012	$19,431,989	$66,853,935	$227,584,936
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2023	$2,387,020	$(1,427,549)	$3,217,951	$4,177,422

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2023:

Asset Class	Fair Value as of 9/30/23	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average(2)	Impact to Valuation from an Increase in Input (3)
First Lien Senior Secured Debt	$94,607,940	Market and income approach (through third-party vendor pricing service)	EV / LTM EBITDA Multiple DCF Discount Margins	3.6x - 20.1x / 10.57x 4.5% - 25.0% / 7.46%	Increase Decrease
	25,018,411	Recent transaction	Acquisition Cost	97.5% - 98.75% / 98.20%	N/A
	21,672,661	Market Quotes	NBIB (1)	9.3% - 100.2% / 97.47%	N/A
Collateralized Loan Obligations Debt	66,853,934	Market Quotes	NBIB (1)	45.3% - 93.7% / 73.56%	N/A
Collateralized Loan Obligations Equity	19,431,990	Market Quotes	NBIB (1)	93.2% - 100.5% / 97.08%	N/A

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for broadly-syndicated First Lien Senior Secured Debt, CLO Debt, and CLO Equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Flat Rock Global, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.
(2)	Weighted averages are calculated based on fair value of investments
(3)	The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $6,549,459 of unfunded commitments to provide debt financing to its portfolio companies as of September 30, 2023. As of September 30, 2023, there were no requests to fund these commitments. Such commitments are generally up to the fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s Consolidated Schedule of Investments.

5. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of September 30, 2023:

	Redemption Frequency/ Expiration Date	As of September 30, 2023
BCP Great Lakes II – Series A Holdings LP(1)	N/A	$208,112
TriplePoint Venture Credit Inc.(2)	N/A	2,391,358
Hercules Private Global Venture Growth Fund I LP(3)	N/A	6,999,944
Manulife Direct Lending Fund, LP(4)	N/A	10,000,000
Total unfunded commitments		$19,599,414

(1)	The investment’s strategy is to invest in senior, secured unitranche loans.
(2)	The investment’s strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.
(3)	The investment’s strategy is to provide secured structured debt and equity financing to venture capital-backed life sciences and technology-related companies globally.
(4)	The investment’s strategy is to invest primarily in first lien loans to strong-performing, US-based businesses.